                                                                    Exhibit 25.1
                                                                    ------------

                                    FORM T-1

                 ==============================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF

                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                               ------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                        13-5160382
         (State of incorporation                             (I.R.S. employer
         if not a national bank)                            identification no.)

     One Wall Street, New York, N.Y.                               10286
(Address of principal executive offices)                        (Zip Code)

                               ------------------
                       Resolution Performance Products LLC
            (Exact name of each obligor as specified in its charter)

                Delaware                                        76-0607613
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                         Identification No.)

                               ------------------
                             RPP Capital Corporation
            (Exact name of each obligor as specified in its charter)

                Delaware                                        76-0660306
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                         Identification No.)

      1600 Smith Street, Suite 2416                                77002
               Houston, TX                                      (Zip Code)
             (713) 241-1402
     (Address and telephone number of obligor's principal executive offices)

                               ------------------
                   13 1/2% Senior Subordinated Notes due 2010
                       (Title of the indenture securities)

                  ============================================

1.       General information.  Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

--------------------------------------------------------------------------------
                  Name                                      Address

--------------------------------------------------------------------------------

         Superintendent of Banks of the                2 Rector Street,
         State of New York                             New York, N.Y. 10006, and
                                                       Albany, N.Y. 12203

         Federal Reserve Bank of New York              33 Liberty Plaza,
                                                       New York, N.Y.  10045

         Federal Deposit Insurance Corporation         Washington, D.C. 20429

         New York Clearing House Association           New York, New York 10005

         (b)      Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 13th day of December, 2001

                                              THE BANK OF NEW YORK



                                              By:  /s/Cynthia Chaney
                                                   --------------------------
                                                   Cynthia Chaney
                                                   Authorized Signer
                                                   Attorney-in-Fact

CC/pg
(rev:kk)

--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                 Dollar Amounts
ASSETS                                                                            In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and
  currency and coin ..................................                               $2,811,275
 Interest-bearing balances ...........................                                3,133,222
Securities:
 Held-to-maturity securities .........................                                  147,185
 Available-for-sale securities .......................                                5,403,923
Federal funds sold and Securities purchased under
 agreements to resell ................................                                3,378,526
Loans and lease financing receivables:
 Loans and leases held for sale ......................                                   74,702
 Loans and leases, net of unearned
   income .........37,471,621
 LESS: Allowance for loan and
  lease losses .......599,061
 Loans and leases, net of unearned
  income and allowance ...............................                               36,872,560
Trading Assets .......................................                               11,757,036
Premises and fixed assets (including capitalized
 leases) .............................................                                  768,795
Other real estate owned ..............................                                    1,078
Investments in unconsolidated subsidiaries and
 associated companies ................................                                  193,126
Customers' liability to this bank on acceptances
 outstanding .........................................                                  592,118
Intangible assets.....................................
 Goodwill ............................................                                1,300,295
 Other intangible assets .............................                                  122,143
Other assets .........................................                                3,676,375
                                                                                    -----------
Total assets .........................................                              $70,232,359
                                                                                    ===========
LIABILITIES
Deposits:
 In domestic offices .................................                              $25,982,242
 Noninterest-bearing .......................10,586,346
 Interest-bearing ..........................15,395,896

 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs .............................                               24,862,377
 Noninterest-bearing ..........................373,085
 Interest-bearing ..........................24,489,292
Federal funds purchased and securities sold under
 agreements to repurchase ............................                                1,446,874
Trading liabilities ..................................                                2,373,361
Other borrowed money:
 (includes mortgage indebtedness and obligations
 under capitalized leases) ...........................                                1,381,512
Bank's liability on acceptances executed and
 outstanding .........................................                                  592,804
Subordinated notes and debentures ....................                                1,646,000
Other liabilities ....................................                                5,373,065
                                                                                    -----------
Total liabilities ....................................                              $63,658,235
                                                                                    ===========

EQUITY CAPITAL
Common stock .........................................                                1,135,284
Surplus ..............................................                                1,008,773
Retained earnings ....................................                                4,426,033
Accumulated other comprehensive
 income ..............................................                                    4,034
Other equity capital components ......................                                        0
-----------------------------------------------------------------------------------------------
Total equity capital                                                                  6,574,124
                                                                                    -----------
Total liabilities and equity capital                                                $70,232,359
                                                                                    ===========


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                          Thomas J. Mastro,
                                      Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi         ]
Gerald L. Hassell       ]
                        ]
Alan R. Griffith        ]                Directors


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